                                                                    EXHIBIT 10.1





                                ASTROPOWER, INC.

                              401(k) SAVINGS PLAN



                           PREPARED AS OF MAY 1, 1995

                               ASTROPOWER.  INC.
                               ----------------

              CERTIFIED COPY OF RESOLUTIONS OF BOARD OF DIRECTORS
              ---------------------------------------------------

    "RESOLVIED: That this Amendment and Restatement to the AstroPower, Inc. 401(k) Savings Plan to be effective January 1, 1994 in the form presented to this Meeting with such changes as may be approved by counsel, is hereby adopted and the proper officers of the Employer are hereby authorized to execute said Amended and Restated Plan and to perform all acts and take all actions necessary or desirable in connection with the same."

    "RESOLVED: That AstroPower, Inc. is hereby reappointed as the Plan Administrator and Robert B. Hall, Cheryl Keith and Thomas J. Stiner are hereby reappointed as the Trustees, to serve until death, resignation, or prior removal by this Board. The Board of Directors hereby appoints Robert B. Hall, Cheryl Keith and Thomas J. Stiner as members of the Committee, whose duties shall be to administer the 401(k) Savings Plan in accordance with the provisions set forth herein."

    This is to certify that the above is a true and accurate copy of a resolution adopted by the Board of Directors of AstroPower, Inc. at a Board Meeting held at the Institute of Energy Conversion in Newark, Delaware on the 29th day of May, 1996.



                                             ________________________(Seal)
                                               Assistant Secretary

                               ASTROPOWER, INC.
                               ---------------

              CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS
              --------------------------------------------------

     "RESOLVED: That AstroPower, Inc. shall contribute for taxable years beginning January 1, 1994, until changed by further Resolution of Board of Directors, the following amount: A Matching Contribution equal to $0.25 for each dollar of a Participant's Elective Deferral Contribution."

     This is to certify that the above is a true and accurate copy of a resolution adopted by the Board of Directors of AstroPower, Inc. at a Board Meeting held at the Institute of Energy Conversion in Newark, Delaware on the 29th day of May, 1996.


                                             ________________________(Seal)
                                               Assistant Secretary

                   TABLE OF CONTENTS
                   -----------------

                                                    Page No.
                                                    --------

STATEMENT OF PURPOSE.................................  1

ARTICLE I
  DEFINITIONS........................................  2

ARTICLE II
  ELIGIBILITY AND PARTICIPATION...................... 15

ARTICLE III
  CONTRIBUTIONS...................................... 17

ARTICLE IV
  CONTRIBUTION LIMITATIONS........................... 24

ARTICLE V
  MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS
  AND VALUATION OF THE TRUST FUND.................... 33

ARTICLE VI
  BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT.... 35

ARTICLE VII
  DISTRIBUTION OF BENEFITS........................... 40

ARTICLE VIII
  ADMINISTRATION OF THE PLAN......................... 48

ARTICLE IX
  AMENDMENT AND TERMINATION.......................... 56

ARTICLE X
  PARTICIPATING COMPANIES............................ 58

ARTICLE XI
  TOP-HEAVY PROVISIONS............................... 60

ARTICLE XII
  WITHDRAWAL OF FUNDS DURING EMPLOYMENT.............. 65

ARTICLE XIII
  LOANS.............................................. 68

ARTICLE XIV
  GENERAL PROVISIONS................................. 70

                     ASTROPOWER, INC. 401(k) SAVINGS PLAN
                     ------------------------------------

                             STATEMIENT OF PUPPOSE
                             ---------------------

AstroPower, Inc. has had in effect since September 1, 1990 the AstroPower, Inc. 401(k) Savings Plan, to which it made contributions for the purpose of sharing its profits with its employees and incenting eligible employees to save in order to provide for the accumulation of funds for the benefit of eligible employees and their beneficiaries in the manner and to the extent set forth in such plan.

The AstroPower, Inc. 401(k) Savings Plan, hereinafter set forth, constitutes an amendment in its entirety to said Plan which is continued effective as of January 1, 1994 with respect to employees and Participants who had not yet retired, terminated employment or died as of such date.

The rights of anyone covered under the Plan prior to January 1, 1994, who retired, terminated employment or died before that date, shall be determined in accordance with the terms and provisions of the plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.

Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of the first day of the first Plan Year beginning after December 31, 1986 shall be effective as of such date.

                                 ARTICLE     I
                                 -------------

                                  DEFINITIONS
                                  -----------


For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

1.01 "Account"
      --------

     The interest of a Participant in the Trust Fund as represented by his accounts as designated below.

     (a)   "Elective Deferral Contribution Account" - Portion of Trust Fund
            --------------------------------------
           attributable to a Participant's Elective Deferral Contributions in accordance with the provisions of Section 3.01 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (b)   "Matching Contribution Account" - Portion of Trust Fund attributable
            -----------------------------
           to the Company's

           (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and the provisions of the Plan in effect prior to the Supplemental Effective Date.

           (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

     (c)   "Regular Contribution Account" - Portion of Trust Fund attributable
            ----------------------------
           to the Company's Regular Contributions in accordance with the provisions of Subsection 3.03(d) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy Contributions in accordance with Article XI.

     (d)   "Rollover Account" - Portion of Trust Fund attributable to funds
            ----------------
           rolled over from another qualified plan or conduit Individual Retirement Account or Annuity in accordance with Section 3.06.

     (e)   "Qualified Matching Contribution Account" - Portion of Trust Fund
            ---------------------------------------
           attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(c).

     (f)   "Qualified Nonelective Contribution Account" - Portion-of Trust Fund
            ------------------------------------------
           attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(e).

1.02 "Anniversary Date"
      ----------------

     Each January 1 commencing after the Supplemental Effective Date.

1.03 "Annuity Starting Date"
      ---------------------

     The first day of the first period for which an amount is payable as an annuity. If a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.04 "Applicable Computation Period"
      -----------------------------

     (a) For purposes of Hours of Employment for eligibility in accordance with Section 2.01, an Eligible Employee's first Applicable Computation Period shall be the 12-month period beginning as of the date a person first completed an Hour of Employment with an Employer. Thereafter, such Eligible Employee's Applicable Computation Period shall be each Plan Year, commencing with the Plan Year which begins after the date he first completed an Hour of Employment.

     (b) For all other purposes, Applicable Computation Period shall be the Plan Year.


1.05 "Beneficiary"
      -----------

     The person designated to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving spouse shall be deemed his Beneficiary or in the absence of a surviving spouse, the benefits shall be paid to the Participant's estate.

1.06 "Board of Directors"
      ------------------

     The Board of Directors of AstroPower, Inc.

1.07 "Committee"
      ---------

     The persons appointed to administer the Plan in accordance with Section
     8.01 of the Plan. In the absence of such designation, the Company shall serve as the Committee and in such case all references herein to the Committee shall be deemed a reference to the Company.

1.08 "Company"
      -------

     (a)   AstroPower, Inc. and any successor which shall maintain this Plan;
           and

     (b) any other business entity which duly adopts the Plan with the approval of the Board of Directors.

1.09 "Compensation"
      ------------

     (a) Unless otherwise indicated, for purposes of Sections 3.01, 3.03 and 3.04, the amount described in Subsection (c). For purposes of
           Section 3.01, third party insurance payments shall be excluded.

     (b) For purposes of Section 4.03, the Participant's wages for the Plan Year paid by the Employer of the type reported on Form W-2. Such wages shall include amounts within the meaning of Section 3401(a) of the Code plus any other amounts paid to the Participant by the Employer for which the Employer is required to furnish a written statement under Section 604 1(d) and 6051(a)(3) of the Code, determined without regard to any rules that limit the amount required to be reported based on the nature or location of the employment or services performed, exclusive of

           (i)    severance pay on a non payroll basis;

           (ii)   non-qualified deferred compensation payments;

           (iii) any amounts paid or reimbursed by the Employer for moving expenses which the Employer reasonably believes at the time of such payment to be deductible by the Employee under Section 217 of the Code; and

           (iv) welfare benefits, fringe benefits (cash and noncash), reimbursements of other expense allowances, moving expenses and deferred compensation.

           For purposes of self-employed individuals, earned income which shall be defined as the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allowable to such items. For taxable years beginning after December 31, 1989, net earnings are determined with regard to the deduction allowed to the taxpayer by
           Section 164(f) of the Code.  Net
           earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

      (c) For purposes of Sections 1.16 and 4.02 and Article XI, the amount described in Subsection (b) increased by the amount of any contributions made by the Employer under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions to a simplified employee pension plan described in Section 408(k) of the Code, contributions towards the purchase of an annuity contract described in Section 403(b) of the Code, compensation deferred under a deferred compensation plan within the meaning of Section 457(b) of the Code and Employee contributions (under governmental plans described in Section 414(h)(2) of the Code) Which are picked up and treated as Employer contributions. For purposes of Section 1.16, the amount described above shall be for the applicable period for making the determination of Highly Compensated Employees.

     Notwithstanding the foregoing provisions, for any Plan Year the amounts described above in Subsections (a), (b) and (c) shall not exceed $200,000 in accordance with Section 401(a)(17) of the Code, adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year which begins with or within such calendar year, or such other amount as determined under Section 401(a)(17) of the Code and Regulations thereunder. For purposes of determining such $200,000 limitation, the rules of Section 414(q)(6) of the Code, pertaining to family members, shall apply, except that the term "family member" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. Any Compensation in excess of that amount shall be prorated among family members in accordance with Section 401(a)(17) of the Code.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on and after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.


1.10 "Controlled or Affiliated Service Group"
      --------------------------------------

     (a)   "Controlled Group" - Any group of business entities under common
            ----------------
           control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of Section 414(b), (c) and (o) of the Code.

     (b)   "Affiliated Service Group"' - Any group of business entities within
            ------------------------
           the meaning of Section 414(m) of the Code.


1.11 "Disability"
      ----------

     Any physical or mental condition which may reasonably be expected to be permanent and which renders the Participant incapable of continuing as an Employee for his customary Hours of Employment. The determination of disability shall be by a licensed physician chosen by the Committee. The determination shall be applied uniformly to all Participants.

1.12 "Effective Date"
      --------------

     September 1, 1990, the date as of which the Plan was established.

     "Supplemental Effective Date"
      ---------------------------

     January 1, 1994, the last date as of which the Plan was amended in its entirety.

     Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of the first day of the first Plan Year beginning after December 31, 1986 shall be effective as of such date.

1.13 "Election Period"
      ---------------

     The period commencing 90 days before the Annuity Starting Date and ending on such Annuity Starting Date.

1.14 "Employee"
      --------

     Any person in the employ of the Company.

     Leased Employees within the meaning of Section 414(n) of the Code shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, 401(a)(8), 402(h) or 403(b) of the Code; (B) immediate participation; and (C) full and immediate vesting and (ii) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employee workforce.

     "Eligible Employee"
      -----------------

     An Employee for whom the Company is required to contribute Federal Insurance Contributions Act taxes excluding persons (a) who are Leased Employees, or (b) under the jurisdiction of a collective bargaining unit
     (i) having a pension or profit sharing plan to which the Employer is required to contribute under the terms of the collective bargaining agreement and (ii) for whom retirement benefits were the subject of good faith bargaining.

     Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of Section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in Section 414(n) and then only if the coverage requirements of Section 410(b) of the Code would otherwise not be met.

     "Leased Employee"
      ---------------

     Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer.
     Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

     "Owner-Employee"
      --------------

     An individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

     "Self-Employed Individual"
      ------------------------

     An individual who has earned income for the taxable year from the trade or business for which the plan is established; also, an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Eligible Employee.



1.15 "Employer"
      --------

     The Company and any other business entity in a Controlled or Affiliated Service Group which includes the Company.

1.16 "Highly Compensated Employee"
      ---------------------------

     (a) An Employee who is a Highly Compensated Active Employee or a Highly Compensated Former Employee.

     (b) A Highly Compensated Active Employee is any Employee who performs Service with the Employer during the Determination Year and is described in either the Look-back Year Group or the Determination Year Group or both such groups.

           (i) The Look-back Year Group includes any Employee who (A) was at any time during the Look-back Year a 5% owner, as defined in
                Section 416(i)(1) of the Code; (B) received Compensation from the Employer in excess of $75,000; (C) received Compensation from the Employer in excess of $50,000 and was in the Top-Paid Group, as defined in Section 414(q) of the Code, of employees for such Look-back Year; or (D) was at any time an officer and received Compensation greater than 5O% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code.

                The Code Section 415(6)(1)(A) limitation and the $75,000 and $50,000 thresholds set forth above shall be adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year which begins with or within such calendar year.

           (ii) The Determination Year Group includes any Eligible Employee who
                (A) was at any time during the Determination Year a 5% owner, as defined in Section 416(i)(1) of the Code; or (B) is both (1) described in Subparagraphs (i)(B), (i)(C) or (i)(D) above substituting the Determination Year for the Look-back Year; and
                (2) a member of the group consisting of the 100 employees paid the greatest Compensation during the Determination Year of reference.

     (c) A Highly Compensated Former Employee for a Determination Year is any former Employee who separated from Service prior to such Determination Year and was a Highly Compensated Active Employee for either the year in which such Employee separated from Service or any Determination Year ending on or after such Employee's 55th birthday.

     (d)  For purposes of this definition, the following shall be applicable:

          (i) The Determination Year is the applicable Plan Year for which a determination is being made and the Look-back Year is the 12-month period immediately preceding such Plan Year.

          (ii) If there are no officers as described above in either the Determination Year or the Look-back Year, then the highest paid officer of the Employer in each such year shall be deemed a Highly Compensated Employee with respect to such year.

          (iii) The determination of Highly Compensated Employees, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees and the number of Employees treated as officers shall be governed by Section 414(q) of the Code and Treasury Regulation 1.414(q)-IT.

          (iv) The Compensation and contributions under the Plan of a Highly Compensated Employee who is a 5% owner or in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during any Determination Year or Look-back Year shall be determined by aggregating such amounts with the Compensation and contributions of each other Employee who is the spouse, lineal ascendant or descendant or Spouse of a lineal ascendant or descendant of such Highly Compensated Employee.

     (e) The Company may make the following elections as provided for in Treasury Regulation 1-.414(q)-IT:

          (i) the special rule for determining Highly Compensated Former Employees who separated from Service before January 1, 1987 in accordance with Treasury Regulation 1.414(q)-lT, Q&A 4(d). However, once such an election is made it may not be changed without the consent of the Commissioner;

          (ii) the calendar year election for the Look-back Year in accordance with Treasury Regulation 1.414(q)-IT, Q&A 14(b);

          (iii) the modification on a consistent and uniform basis of the permissible age and service exclusions in accordance with Treasury Regulation 1.414(q)-IT, Q&A 9(b)(2);

          (iv) the inclusion of employees covered under a collective bargaining agreement in accordance with Treasury Regulation 1.414(q)-lT, Q&A 9(b)(2);

          (v) the inclusion of leased employees in determining the highly compensated group in accordance with Treasury Regulation 1.414(q)-lT, Q&A 7(b)(4); and

          (vi) the transitional rule in accordance with Treasury Regulation 1.414(q)-lT, Q&A 15.

     "Nonhighly Compensated Employee" - An Employee who is not deemed to be a
      ------------------------------
     Highly Compensated Employee.

1.17 "Internal Revenue Code" or "Code"
      -------------------------------

     The Internal Revenue Code of 1986, and any amendments thereto.

1.18 "Participant"
      -----------

     (a) An Employee who is eligible to participate under the Plan in accordance with Section 2.01 of the Plan.

     (b) Each other Employee or former Employee for whom an Account is maintained.

1.19 "Plan"
      ----

     The Plan of the Company, as herein set forth and as from time to time supplemented and amended, which Plan is intended to be a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

1.20 "Plan Year"
      ---------

     A period of 12 consecutive months commencing on the Supplemental Effective Date and each Anniversary Date thereof.

1.21 "Protected Spouse"
      ----------------

     The spouse to whom the Participant had been legally married on the date of the Participant's death.

     (a) In the case of a Participant who is not married on his Annuity Starting Date, an immediate annuity payable for the life of the Participant. Upon the Participant's death, all benefits cease.

1.22 "Qualified Domestic Relations Order"
      ----------------------------------

     A domestic relations order as defined in Section 8.09 in accordance with
     Section 414(p) of the Code.

1.23 "Retirement"
      ----------

     The termination of employment of a Participant on his Early, Normal or Deferred Retirement Date.

1.24 "Retirement Dates"
      ----------------

     (a)   "Normal Retirement Date" - The first day of the month coincident with
            ----------------------
           or next following the date on which the Participant attains age 65.

     (b)   "Early Retirement Date" - The first day of any month coincident with
            ---------------------
           or next following the date on which the Participant attains age 55, provided he has completed 10 Years of Service as of such date.

     (c)   "Deferred Retirement Date" - The first day of any month subsequent to
            ------------------------
           the Participant's Normal Retirement Date.

1.25 "Service"
      -------

     (a) All Hours of Employment with the Employer during an Applicable Computation Period.

     (b)   "Break-in-Service" - An Applicable Computation Period during which an
            ----------------
           Employee fails to receive credit for 501 Hours of Employment.

           If, commencing on or after the first day of the first Plan Year beginning after December 31, 1984, an Employee is absent by reason of
           (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or (iv) caring for such child immediately following such birth or placement, such Employee will be credited with the number of Hours of Employment which would normally have been credited but for such absence, or, in
                                                       ---
           any case in which the Committee is unable to determine such hours normally credited, eight Hours of Employment per day. The Hours of Employment required to be credited for such absence shall not exceed 501.

          Hours of Employment shall be credited for the Plan Year in which the absence from work begins, only if credit is necessary to prevent the Employee from incurring a Break-in-Service, or, in any other case, in the immediately following Plan Year.

          If an Employee who did not have a vested interest in his Account in accordance with the provisions of Section 6.04 incurs five or more consecutive Breaks-in-Service and is then reemployed by the Employer, he shall be deemed a new Employee and shall not receive credit for his Service prior to the date he incurred such Breaks-in-Service unless his Service was equal to or greater than the period of his absence.

     (c)  "Year of Service" - An Applicable Computation Period during which the
           ---------------
          Employee receives credit for at least 1,000 Hours of Employment.

     (d)  "Month of Service" - A calendar month during which the Employee
           ----------------
          receives credit for continuous, uninterrupted service and is entitled to payment for said services.

     (e)  "Hour of Employment" -
           ------------------

          (i) Each hour during an Applicable Computation Period for which the person is directly or indirectly paid or entitled to payment for the performance of duties or for the period of time when no duties are performed, irrespective of whether the employment relationship has terminated, such as vacation, holiday, lay-off, jury duty or approved Leave of Absence.

                 As used herein and in Section 3.03 of the Plan, Leave of Absence shall mean a leave granted for pregnancy, Disability, illness, death or any other family obligation or status; personal or family hardship or special business circumstances; educational purposes; and/or civic, charitable or governmental services, provided that all Employees under similar circumstances shall be treated in a similar manner.

                 No more than 501 Hours of Employment are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

          (ii) A person shall receive an Hour of Employment for each hour for which back pay has been awarded or agreed to irrespective of mitigation of damages, provided that each such hour shall be credited to the Applicable Computation Period to which it pertains, rather than the Applicable Computation Period in which the award or agreement is made, and further provided that no such award or agreement shall have the effect of crediting an Hour of Employment for any hour for which the person previously received credit under (i) above.

          (iii) Notwithstanding the foregoing, Hours of Employment shall be computed and credited in accordance with Department of Labor Regulation 2530.200b-2, Subparagraphs (b) and (c).

          (iv) If the Employer's payroll records are normally kept on other than an hourly basis, the following equivalencies may be utilized in determining the number of Hours of Employment to which the Employee is entitled to be credited:


  BASIS UPON WHICH THE              CREDIT GRANTED IF EMPLOYEE
   EMPLOYEE'S PAYROLL                EARNS AT LEAST ONE (1) HOUR
  RECORDS MAINTAINED                  OF SERVICE DURING PERIOD
-----------------------------------------------------------------

     Shift                           Actual Hours for Full Shift
     Daily                           10 Hours of Employment
     Weekly                          45 Hours of Employment
     Semi-monthly                    95 Hours of Employment
     Monthly                         190 Hours of Employment

     (f) An Employee shall receive credit for the period of his employment with another business entity to which he had been transferred by the Company solely for purposes of determining his vested interest in accordance with Section 6.04 of the Plan.

1.26 "Trust Agreement"
      ---------------

     The instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund for the purposes of the Plan.

1.27 "Trustee"
      -------

     The Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

1.28 "Trust Fund"
      ----------

     All assets held by the Trustee in accordance with the terms of the Trust Agreement.

1.29 "Valuation Date"
      --------------

     The last day March, June, September and December or such other date as the Committee may determine from time to time. For all Plan purposes, the Valuation Date for Plan distributions shall be the Valuation Date immediately preceding the date of such distribution.

                                   ARTICLE II
                                   ----------

                         ELIGIBRLITY AND PARTICIPATION
                         -----------------------------


2.01  Eligibility for Participation
      -----------------------------

     An Employee may become a Participant upon satisfaction of the following requirements, provided he elects to contribute in accordance with Section 3.01.

     (a) Each Eligible Employee on the Supplemental Effective Date who was a Participant of the Plan shall continue as a Participant as of the Supplemental Effective Date and each Eligible Employee on the Supplemental Effective Date who was not yet a Participant in the Plan on such date shall become a Participant of the Plan on the Supplemental Effective Date.

     (b) For the period effective January 2, 1994 through June 30, 1995, each other Eligible Employee shall become a Participant as of the January 1, April 1, July 1 or October 1 next following the later of the date he completes 6 Months of Service or attains age 21.

     (c) Effective July 1, 1995, each other Eligible Employee shall become a Participant as of the January 1, April 1, July I or October 1 next following the later of the date he completes one Month of Service or attains age 21.

     (d) If a former Participant is reemployed, he shall be eligible to resume his participation as of the date of his reemployment and may elect to comply with the provisions of Section 3.01 as of any subsequent January 1, April 1, July 1, or October 1.

2.02  Change in Employment Status
      ---------------------------

     (a) In the event a Participant ceases to be an Eligible Employee as the result of becoming part of an excluded class, only Compensation up to the date he ceased to be an Eligible Employee shall be considered for purposes of contributions in accordance with Articles III and XI.
          Such Employee shall remain a Participant but shall not be permitted to either make Elective Deferral Contributions in accordance with Section 3.01, or share in any Company contributions or forfeitures allocated in accordance with Articles III and XI for the period beyond the date he ceased to be an Eligible Employee.

          In the event such Participant returns to an eligible class and again becomes an Eligible Employee, he shall be permitted to share in Company contributions or forfeitures allocated in accordance with Articles III and XI as of the date he again became an Eligible Employee and may elect to comply with the provisions of Sections 3.01 as of such date or any subsequent January 1, April 1, July 1, or October 1. Only Compensation from the date he again became an Eligible Employee shall be considered for purposes of such contributions under
          Article III. However, all Compensation in accordance with Regulation
          Section 1.416-1 shall be considered for Article XI.

     (b)  If a person otherwise satisfied the eligibility requirements of
          Section 2.01 and subsequently becomes an Employee, he shall be eligible to become a Participant as of the date he became an Employee.

     (c)  Effect of Collective Bargaining - In the event a collective bargaining
          -------------------------------
          agreement is entered into between the Company and a representative for any class of Employees in the employ of the Company subsequent to the Supplemental Effective Date, eligibility for participation in the Plan by such Employees who are not Participants shall not be extended beyond the effective date of the collective bargaining agreement unless the agreement extends participation in the Plan to such Employees. The provisions of Subsection (a) shall apply to those Employees who are currently Participants.

                                  ARTICLE III
                                  -----------

                                 CONTRIBUTIONS
                                 -------------


3.01  Elective Deferral Contributions
      -------------------------------

      A Participant may elect to save through pay reduction each payroll period when first eligible or as of any subsequent January 1, April 1, July 1, or October 1 , no less than 1% nor more than 15%, in whole percentages, of that portion of his Compensation (exclusive of third party insurance payments) attributable to such payroll period, subject to the limitations on Elective Deferral Contributions under Sections 4.01 and 4.02 and the limitations on annual additions under Section 4.03.

      Such contributions shall take the form of before tax contributions (hereinafter known as "Elective Deferral Contributions") and shall be deemed to be Company contributions for purposes of Section 414(h) of the Code.

      (a) An initial written election must be made by an Employee and submitted to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the first date the Employee would be eligible to become a Participant of the Plan in accordance with Section 2.01 of the Plan.

      (b) An election, once made, shall remain in effect until subsequently changed by the Employee in accordance with the provisions of this
           Article III.

3.02  Reduction of Excess Elective Deferral Contributions
      ---------------------------------------------------

      If Elective Deferral Contributions under Section 3.01 of the Plan are projected to exceed the limitations of Sections 4.01 or 4.02 of the Plan at any time during a Plan Year, the Committee, in a good faith effort to comply with such limitations, retains the right to reduce the rate of Elective Deferral Contributions made by Highly Compensated Employees. Such reduction shall be made in the sole discretion of the Committee and for purposes of Section 4.02 of the Plan shall be accomplished by progressively reducing the Elective Deferral Contributions of those Highly Compensated Employees with the highest deferral percentage until the limitations are met.

3.03  Matching and Regular Contributions
      ----------------------------------

      Subject to the limitations on annual additions under Section 4.03 of the Plan, the Company shall contribute the following amounts:

     (c)  Qualified Matching Contributions - For any Plan Year, the Company may
          --------------------------------
          contribute such additional amounts as it shall determine. Such Qualified Matching Contributions shall be allocated to those Participants who are Nonhighly Compensated Employees who are in the
                                                                   ---
          employ of the Company on the last business day of such Plan Year, in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bear to the aggregate Elective Deferral Contributions of all such Participants for such Plan Year.

          Such contributions shall be subject to Treasury Regulation 1.401(k)- 1(g)(7).

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall share in such Qualified Matching Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii) the commencement of a "Leave of Absence" authorized by the Company or
          (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

          A Participant shall not share in the allocation of the Company's Qualified Matching Contributions for any Plan Year during which he terminated his employment for reasons other than specified in (i),
          (ii) or (iii) above.

     (d)  Regular Contributions
          ---------------------

          (i) Such amount as the Company shall determine for each Plan Year, as evidenced by a Company Resolution, which shall be allocated to Participants who are in the employ of the Company on the last day of such Plan Year, which amount shall be credited at the end of the Plan Year.

               Effective as of the last day of each Plan Year beginning on or after January 1, 1989, the Company shall allocate to the Accounts of eligible Participants amounts contributed by the Company as its contribution with respect to such Plan Year in the order set forth below.

          (A) If the Plan Year in question is determined to be top heavy as provided for under the provisions of Article XI of the Plan, the following allocations shall be made:

               (1) First, each eligible Participant shall have allocated to his Account 3% of his Compensation, or the percentage of Compensation determined under Section 11.03 of the Plan,

               (2) Second, each eligible Participant shall have allocated to his Account 3% of his Excess Compensation, defined in (C) below, or the percentage of Compensation determined under
                    Section 11.03 of the Plan,

               (3) Third, the balance of the contribution, after the application of Subsections (A)(1) and (A)(2) above, shall be allocated to the Accounts of eligible Participants in the proportion that the ratio of the sum of each such Participant's total Compensation plus such Participant's Excess Compensation is to the sum of the total Compensation and Excess Compensation of all eligible Participants. Notwithstanding the foregoing, the amount allocated to an eligible Participant under this Subsection (A)(3) shall not exceed the "applicable percentage" of the sum of the eligible Participant's (1) Compensation and (2) Excess Compensation. The "applicable percentage shall be the difference between (1) the greater of 5.7% or the Current Tax Rate as defined in (D), below, and (2) the percentage of Compensation determined under Section 11.03 of the Plan.

               (4) The balance of the contribution, if any, after the application of the preceding subsections shall be allocated to the Accounts of eligible Participants in the proportion that the ratio of the Compensation of each eligible Participant is to the total Compensation of all eligible Participants for the Plan Year.

               (5) To the extent Company contributions are not sufficient to make the full allocation under Subsection (1), (2) or (3) above, then each Participant eligible to share in the allocation shall have an amount allocated to his Account of an equal percentage of the amount which would have been allocated to him under Subsection (1), (2) or (3), above., as the case may be, if the full allocation was made.

          (B) If the Plan Year in question is not top-heavy, the following allocations shall be made:

               (1) First, each eligible Participant shall have allocated to his Account an amount equal to the proportion that the ratio of the sum of each such Participant's total Compensation and Excess Compensation, defined in (C) below, is to the sum of the total Compensation and Excess Compensation of all eligible Participants. Notwithstanding the foregoing, the amount allocated to an eligible Participant under this subsection shall not exceed the greater of 5.7% or the Current Tax Rate as defined in (D), below, of the sum of the eligible Participant's Compensation plus such eligible Participant's Excess Compensation.

               (2) Second, the balance of the contribution, if any, after the application of the preceding subsection shall be allocated to the Accounts of eligible Participants in the proportion that the ratio of the Compensation of each eligible Participant is to the total Compensation of all eligible Participants for the Plan Year.

               (3) To the extent Company contributions are not sufficient to make the full allocation under Subsection (1), above, then each Participant eligible to share in the allocation shall have an amount allocated to his Account of an equal percentage of the amount which would have been allocated to him under Subsection (1), above, as the case may be, if the full allocation was made.

          (C) Excess Compensation is a Participant's Compensation in excess of the Social Security Taxable Wage Base.

          (D) The Current Tax Rate shall mean the rate of tax applicable under the Code Sections 3111(a) or 401(l)(2)(A)(ii) attributable to old age insurance, which is in effect on the first day of the Plan Year in reference.

          (E) Social Security Taxable Wage Base shall mean the maximum amount of earning which may be considered wages under Section 312 1
               (a)(1) of the Code as of the first day of the Plan Year in reference.


          (ii) Exception to Allocation Requirements:   Notwithstanding the
               ---------------------------------------
               foregoing provision, a Participant shall be entitled to a share of the Company's contributions for the Plan Year of (1) his Retirement, Disability or death, (2) the commencement or end of a Leave of Absence authorized by the Company or (3) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last day of such Plan Year.

               A Participant shall not share in the allocation of the Company's contributions for any Plan Year during which he terminated his employment for reasons other than specified in (1), (2) or (3).

               Notwithstanding Section 3.03(a) above, in the event the Plan fails to meet the requirements of Section 401(a)(26) or 410(b) of the Code, those Participants who are in the employ of the Company as of the last day of the Plan Year shall share in the allocation of the Company's contribution to the extent necessary by progressively including those Participants with the greatest number of Hours of Employment until such requirements are met.
               If after the inclusion of such Participants the requirements of
               Section 401(a)(26) or 410(b) are still not met, those Participants who are not in the employ of the Company on the last business day of the Plan Year shall share in the allocation of the Company's contribution to the extent necessary by progressively including those Participants with the greatest number of Hours of Employment to a minimum of 501 such hours until such requirements are met.

     (e)  Qualified Nonelective Contributions - Such amount as the Company shall
          -----------------------------------
          determine for any Plan Year, which shall be allocated to those Participants who are Nonhighly Compensated Employees in the same proportion that each Participant's Compensation bears to the aggregate Compensation of all such Participants for such Plan Year, provided the Participant is in the employ of the Company on the last business day of such Plan Year, which amount shall be credited at the end of the Plan Year.

          Such contributions shall be subject to Treasury Regulation Section 1.401(k)-l(g)(7).

          Notwithstanding the foregoing provision, a Participant otherwise eligible shall be entitled to a share of the Company's Qualified Nonelective Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii), the commencement or end of a "Leave of Absence" authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

          A Participant shall not share in the allocation of the Company's Qualified Nonelective Contributions for any Plan Year during which he terminated his employment for reasons other than specified in (i),
          (ii) or (iii) above.

3.04 Contribution Changes
     --------------------

     A Participant may, subject to the minimum and maximum percentages specified in Section 3.01, increase or decrease the percentage rate of his Elective Deferral Contributions as of any January 1, April 1, July 1, or October 1 (or as of such other dates as the Committee may fix from time to time), by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such change.

3.05 Discontinuance of Contributions
     -------------------------------

     (a) A Participant may discontinue his Elective Deferral Contributions at any time by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such discontinuance.

     (b) A Participant may resume his Elective Deferral Contributions as of any subsequent January 1, April 1, July 1, or October 1 (or such other dates as the Committee may fix from time to time) by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such resumption.

     (c) The discontinuance of Elective Deferral Contributions will automatically include a discontinuance of the Matching Contributions.

3.06 Rollover Contributions from Other Qualified Plans
     -------------------------------------------------

     (a) Any Eligible Employee upon commencement of employment may make a rollover contribution to the Trust Fund of all or any portion of the entire amount (including money or any other property acceptable to the Committee and Trustee) which is an eligible rollover distribution, as defined in Section 402(c)(4) of the Code and temporary Treasury Regulation Section 1.402(c)-2T, Q&A 3 and 4, provided such rollover contribution is either (i) a direct transfer from another qualified plan or (ii) received on or before the 60th day immediately following the date the Employee received such distribution from a qualified plan or conduit Individual Retirement Account or Annuity.

           Such Eligible Employee must complete and sign the Plan's rollover request form and provide such evidence as is requested by the Committee, including evidence supporting the satisfaction of the remaining provisions of this Section.

     (b) The distribution intended to be rolled over must be an eligible rollover distribution from a:

           (i) qualified trust, as verified by written evidence from the administrator of the distributing plan; or

           (ii) conduit IRA, as verified in writing by the custodian or insurance company that the original distribution from the qualified trust was an eligible rollover distribution; or

           (iii) qualified trust as a direct rollover as provided for in Section 402(c) of the Code.

     (c) The Committee shall credit the fair market value of any rollover contribution and investment earnings attributable thereto to the Participant's Rollover Account. Such rollover contributions shall not be considered annual additions for purposes of Section 4.03 of the Plan.

     (d) An Eligible Employee who becomes a Participant by virtue of the acceptance of such rollover contribution, but who is not otherwise eligible for participation in accordance with Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article III or Article XI.

     (e) The Committee may promulgate specific rules and regulations governing all aspects of this Section.


3.07 Deposit of Contributions
     ------------------------

     The Company shall deposit the Elective Deferral Contributions with the Trustee as soon as practicable (in no event to exceed 90 days) following the date on which such amounts would otherwise have been paid to the Participant. All other Company contributions must be deposited by the earlier of the end of the subsequent Plan Year or after the end of the period described in Code Section 404(a)(6) applicable to the tax year of the Company with or within which the Plan Year ends.

3.08 Payment of Expenses
     -------------------

     In addition to its contributions, the Company may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, accountant, counsel, consultant, administrator or other specialist so long as the Plan or Trust Fund remains in effect. If the Company does not pay all or part of such expenses, the Trustee shall pay these expenses from the Trust Fund. All expenses relating directly to the investments of the Trust Fund, including taxes, brokerage commissions and registration charges, must be paid from the Trust Fund.

                                  ARTICLE IV-
                                  ----------

                           CONTRIBUTION LIMITATIONS
                           ------------------------


4.01 $7,000 Limitation on Elective Deferral Contributions
     ----------------------------------------------------

     Each Participant's Elective Deferral Contributions under Section 3.01, when added to any additional elective deferrals, as defined in Section 402(g) of the Code, under all other plans maintained by the Employer, shall be limited to $7,000 during any calendar year, adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, or such other maximum permitted under Section 402 of the Code.

     To the extent a Participant's Elective Deferral Contributions exceed the above limitation the Employer will notify the Plan of such excess and such amount will be designated as an excess deferral. Such excess deferral will be distributed to such Participant with investment experience no later than April 15 following the close of the calendar year to which such excess relates. Such excess may be distributed prior to the close of the calendar year of reference provided the correcting distribution is made after the date on which the plan received the excess deferral and is specifically designated as an excess deferral. Investment experience will be determined in accordance with the fourth paragraph of Section 4.02(d) below.

4.02 Limitation on Elective Deferral and Matching Contributions
     ----------------------------------------------------------

     (a) The Actual Deferral Percentage of Eligible Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

           (i) the Actual Deferral Percentage for the Eligible Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

           (ii) the Actual Deferral Percentage for the Eligible Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Deferral Percentage for the Eligible Highly Compensated Employees in the Testing Group may not exceed the Actual Deferral Percentage for the Nonhighly Compensated Employees by more than two percentage points.

     (b) The Actual Contribution Percentage of Eligible Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

           (i) the Actual Contribution Percentage for Eligible Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

           (ii) the Actual Contribution Percentage for Eligible Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Contribution Percentage for the Eligible Highly Compensated Employees in the Testing Group may not exceed the Actual Contribution Percentage for the Nonhighly Compensated Employees by more than two percentage points.

     (c) If one or more Highly Compensated Employees are eligible for both Elective Deferral Contributions and to receive Matching Contributions or, if applicable to this Plan, to make Voluntary Contributions, such contributions shall be limited to the greater of (i) or (ii) below. Notwithstanding the above, this Subsection (c) shall only be applicable if both the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employees exceeds
           1.25 multiplied by the respective Nonhighly Compensated Employee percentages.

           (i)  The sum of

                (A)  1.25 times the greater of

                     (1) the Actual Deferral Percentage for the Nonhighly Compensated Employees, or

                     (2) the Actual Contribution Percentage for the Nonhighly Compensated Employees; and

                (B) two plus the lesser of Subparagraph (1) or (2) above, provided that such amount may not exceed 200% of the lesser of Subparagraph (1) or (2).

           (ii) The sum of

                (A)  1.25 times the lesser of

                     (1) the Actual Deferral Percentage for the Nonhighly Compensated Employees, or

                     (2) the Actual Contribution Percentage for the Nonhighly Compensated Employees; and

                (B) two plus the greater of Subparagraph (1) or (2) above, provided that such amount may not exceed 200% of the greater of Subparagraph (1) or (2).

     (d) To the extent the otherwise applicable Elective Deferral, Matching, and, if applicable, Voluntary Contributions for any Plan Year must be limited due to the restrictions described in Subsections (a), (b) and
          (c), such limitations shall be applied to the Highly Compensated Employees' Elective Deferral, Matching, and/or, if applicable, Voluntary Contribution percentages, whichever applicable, beginning with the highest of such percentages until the limitations are met. In satisfying the limited percentages applicable to any individual Highly Compensated Employee, reductions will first be made to Voluntary Contributions, if applicable. Additional reductions to satisfy Subsection (c) shall be applied first to unmatched Elective Deferral Contributions, if any, and then to matched Elective Deferral Contributions and Matching Contributions proportionately.

          Excess Elective Deferral, Matching, and, if applicable, Voluntary Contributions shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q)(6) of the Code in proportion to their unadjusted deferrals and contributions.

          Any excess Elective Deferral or, if applicable, Voluntary Contributions that result from the above limitations shall be refunded to such Highly Compensated Employees with investment experience, no later than the last day of the Plan Year subsequent to the Plan Year to which the excess relates. The limitation on Matching Contributions is effected by limiting the otherwise applicable Matching Contributions in accordance with Subsection 3.03(a).

          Investment experience shall be the income or loss allocable to the Participant's Elective Deferral Contribution Account or, if applicable, Voluntary Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess Elective Deferral or, if applicable, Voluntary Contributions for the year and the denominator is the sum of (i) the Participant's Elective Deferral Contribution Account or, if applicable, Voluntary Contribution Account balance as of the beginning of the Plan Year and
          (ii) the Participant's Elective Deferral or, if applicable, Voluntary Contributions for the Plan Year.

     (e)  Definitions and Special Rules
          -----------------------------

          (i) The Actual Deferral Percentage for the Eligible Highly Compensated Employees and Eligible Nonhighly Compensated

               Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in the Testing Group) of

               (A) the amount of contributions credited to the Elective Deferral Contribution Account on behalf of each such Eligible Employee in the Testing Group during such Plan Year, to

               (B) the Compensation of each such Participant in the Testing Group for such Plan Year.

               For purposes of the above, Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account in determining the Actual Deferral Percentage for each Eligible Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation Section 1.401(k)-l(b).

               Qualified Matching Contributions, Qualified Nonelective Contributions, and Elective Deferral Contributions included in the calculation of the Actual Contribution Percentages will not be included in the calculation of Actual Deferral Percentages.

          (ii) The Actual Contribution Percentage for the Eligible Highly Compensated and Eligible Nonhighly Compensated Employees in the Testing Group for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in the Testing Group) of

               (A) the amount of Matching Contribution and recharacterized Elective Deferral Contributions credited on behalf of each such Eligible Employee in the Testing Group for such Plan Year, and any recharacterized Elective Deferral Contributions as a result of Subsection 4.02(d) for such Plan Year, to

               (B) the Compensation of each such Participant in the Testing Group for such Plan Year.

               For purposes of the above, Qualified Matching Contributions, Qualified Nonelective Contributions, and Elective Deferral Contributions may be taken into account in determining the Actual Contribution Percentage for each Eligible Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation Section 1.401(m)-l(b).

               Qualified Matching Contributions, Qualified Nonelective Contributions, and Elective Deferral Contributions included in the calculation of the Actual Deferral Percentages will not be included in the calculation of Actual Contribution Percentages.

               Testing Group shall mean the group of all Eligible Employees eligible for participation in accordance with Section 2.01.

     (iv) All Eligible Employees in the Testing Group will be included in determining the Actual Deferral Percentages and/or the Actual Contribution Percentages, whichever is applicable. The ratio averaged into the respective percentages will be zero for any Eligible Employee in the Testing Group if the otherwise applicable numerator is zero.

     (v) All such ratios and the average of such ratios shall be calculated to the nearest one-hundredth of one percent.

     (vi) The deferral percentage and/or contribution percentage for a Plan Year for any Highly Compensated Employee who is eligible to participate under two or more plans or arrangements described in
            Section 401(a) or 401(k) of the Code that are maintained by the Employer shall be determined as if all contributions were made under a single plan.

     (vii) In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, deferral and contribution percentages shall be determined as if all such plans were a single plan. Any other plan may be aggregated with this Plan at the discretion of the Company, provided such plans have the same plan year.

     (viii) The ratio for any 5% owner, as defined in Section 416(i)(1) of the Code, and for any Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation shall be determined by aggregating the Elective Deferral Contributions or Matching Contributions and Compensation of such individual with the respective amounts of each other Eligible Employee who is a family member of such Highly Compensated Employee.

            Once the ratio for the family group is determined, the individual ratios of the family members are not taken into account.

            For purposes of this paragraph, family member shall mean the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of the Highly Compensated Employee.

4.03 Limitation on Allocations
     -------------------------

     (a) The "annual addition" for any Participant shall not exceed the amount determined hereunder. Annual addition shall mean the sum of Employer contributions, Employee contributions and forfeitures allocated on behalf of a Participant for a Plan Year, which is defined to be the limitation year. Annual additions shall also include excess deferrals, excess contributions and excess aggregate contributions, other than excess deferrals distributed in accordance with Treasury Regulation 1.402(g)-1(e)(2) or (3).

          The determination of the annual addition will be made as if all defined contribution plans of the Employer were one plan and any Participant contributions to defined benefit plans will be treated as contributions to defined contribution plans. Annual additions will be applied to the applicable Plan Year in accordance with Section 1.415-6(b) of the Treasury Regulations.

          For purposes of Subsection (b)(i), annual addition shall also include amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l) of the Code which is part of a defined benefit plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 11.02) under a welfare benefit plan (as defined in Section 419A(d) of the Code) maintained by the Employer.

     (b)  The annual addition for any Participant shall not exceed the lesser of
          (i) or (ii) below:

          (i) $30,000, or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the limitation year.

               In the event of a short Plan Year, the maximum dollar limitation shall be divided by 12 and multiplied by the number of months in the short Plan Year.

          (ii) 25% of the Participant's Compensation.

     (c) If a Participant also is or has been a participant in one or more defined benefit plans of the Employer, whether or not terminated, the projected annual benefit from such defined benefit plans shall be reduced so that a

          "combined benefit factor" in excess of 1.0 shall not result. The combined benefit factor is the sum of (i) the defined benefit factor and (ii) the defined contribution factor where

          (i)  the defined benefit factor is a fraction

               (A) the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer at the end of the limitation year of the Plan, and

               (B)  the denominator of which is the lesser of

                    (1) 1.25 multiplied by the maximum allowable annual benefit under Sections 415(b)(1)(A) and 415(d) of the Code at the end of the limitation year of the Plan, or

                    (2) 1.4 multiplied by the maximum allowable annual benefit under Section 415(b)(1)(B) of the Code at the end of the limitation year of the Plan, and

          (ii) the defined contribution factor is a fraction

               (A) the numerator of which is the sum of the annual additions for such Participant under all defined contribution plans of the Employer, whether or not terminated, for all such years during which he was a participant in such plans, and

               (B) the denominator of which is the sum of the lesser of the amounts determined in (1) or (2) for the current year and each prior year during which the Participant was employed by the Employer, regardless of whether or not a plan was in existence during those years:

                    (1) 1.25 multiplied by the maximum dollar limitation as defined in Subsection (b)(i), or

                    (2) 1.4 multiplied by the compensation limitation as defined in Subsection (b)(ii).

     (d) A Participant shall not be permitted to defer Compensation or contribute amounts, nor shall he be entitled to an allocation of any Employer contributions or forfeitures under any qualified defined contribution plan which exceeds the limitations described herein.

     (e) The limitations on allocations to a Participant's Account will be applied by limiting otherwise allocable amounts starting with the latest allocations during the limitation year. To the extent more than one type of addition is allocated, as of any date, the limitation will be applied in the following order:

          (i)    forfeitures;

          (ii) Employer contributions under profit-sharing plans other than matching contributions;

          (iii) Employer contributions under money purchase plans other than matching contributions;

          (iv)   Employer matching contributions under money purchase plans.

          (v)    Employer matching contributions under profit-sharing plans;

          (vi)   Employee contributions; and

          (vii)  elective deferrals.

          Amounts listed above which would have been added to a Participant's Account based on an allocation method specified in a Plan will be reallocated among the remaining Participants eligible to share under the Plan.

          Amounts listed above which would have been added to the Participant's Account based on an individually defined entitlement will reduce the Employer's contribution commitment.

          Employee contributions and elective deferrals will be limited at the time deposited and will not be permitted to the extent the limits of this Section would be violated.

          In the event annual additions on behalf of a Participant participating in more than one plan of the same type during a Plan Year are required to be limited under this Section, the limitation shall be ratably apportioned among all such plans.

     (f) Notwithstanding the above, if an excess allocation occurs as a result of

     (i)  an allocation of forfeitures;

     (ii) a reasonable error in determining a Participant's Compensation;

     (iii) a reasonable error in determining the amount of elective deferrals that may be made under this Section; or

     (iv)   any other reason acceptable to the Internal Revenue Service,



     the resulting additions to the Participant's Account will be reduced by first eliminating Employee contributions and elective deferrals to the extent otherwise required to be refunded under Sections 402(g), 401(k)(3) or 401(m)(2) of the Code. Any additional reductions permitted under this Subsection will be applied in the manner described in Subsection (e).

     However, any amounts paid to the Trust for the limitation year which are not allocated to other Participants will be held in a suspense account, without investment earnings, and allocated and reallocated in the following limitation year and, to the extent necessary, each subsequent limitation year. Allocations from a suspense account in a money purchase plan will be viewed as an allocation of accrual requirement for the year in which the amount is ultimately allocated.

     In the event a plan is terminated, suspense accounts shall revert to the Employer to the extent such accounts may not then be allocated on behalf of any remaining eligible Participants.

(g) The annual addition for any Plan Years beginning before January 1, 1987 shall not be recomputed to include all Employee contributions.

(h) Notwithstanding any provision of the Plan to the contrary, transitional rules provided in conjunction with legislative changes and changes in the Plan's top-heavy status will be applied in accordance with Internal Revenue Service promulgation's and legislative history.

                                   ARTICLE V
                                   ---------

   MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND VALUATION OF THE TRUST FUND
   -------------------------------------------------------------------------

5.01 Maintenance of Accounts
     -----------------------

     The Committee shall establish and maintain a separate accounting in the name of each Participant to which it shall credit all amounts contributed in accordance with Articles III and XI.

5.02 Investment Election
     -------------------

     (a)  Initial Election - Each Participant shall -designate one or more of
          ----------------
          the investment funds established in accordance with Section 5.03 for the investment of his Account. The percentage elected for investment in any one of the investment funds must be a multiple of 10%, and the same percentage shall be applied equally to each of the Participant's Accounts.

          Such initial election may only be made as of January 1, April 1, July 1, or October 1. Contributions or transfers to the Participant's Account prior to such date shall automatically be invested in the Guaranteed Income Contract Fund until the next January 1, April 1, July 1 or October 1.

     (b)  Subsequent Election - A Participant may, by written notice to the
          -------------------
          Committee at least 30 days prior to the January 1, April 1, July 1, or October 1 as of which such election is to be effective, change his investment fund election with respect to all current and subsequent contributions. However, until changed, an investment fund election, once made, shall remain in effect for all subsequent Plan Years.

     (c) In the absence of an investment direction from any Participant, the Committee shall retain complete discretion with respect to the investment of such Participant's Account.

     (d) No person or persons, other than the Participant, shall be liable for any loss resulting from a Participant's direction of the investment of any part of his Account.

     (e) The Committee may promulgate any additional rules and regulations it deems necessary or appropriate to govern all aspects of this Section.

5.03 Investment Funds
     ----------------

     The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit.

5.04 Valuation of Trust Fund
     -----------------------

     (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

     (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.


5.05 Allocation of Investment Earnings and Expenses
     ----------------------------------------------

     On the basis of the valuation as of a Valuation Date, subject to the provisions of Subsection 7.03(h), the Accounts of all Participants, shall be (a) proportionately adjusted to reflect expenses in accordance with
     Section 3. 10 and investment earnings such as interest, dividends, realized and unrealized investment profits and losses; and (b) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any contributions or distributions.

                                   ARTICLE VI
                                   ----------

                BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT
                -----------------------------------------------


6.01 Upon Retirement
     ---------------

     (a)  Vesting - A Participant shall be 100% vested in his Account at all
          -------
          times after first becoming eligible for Retirement.

     (b) A Participant shall be eligible to retire on his Early, Normal or Deferred Retirement Date.

     (c) In the event a Participant does not retire on his Early or Normal Retirement Date, he shall continue to be credited with contributions in accordance with Articles III and XI until his actual retirement and shall be entitled to receive his Account upon his election while still employed by the Company.

6.02 Upon Disability
     ---------------

     (a)  Vesting - A Participant who incurs a Disability prior to termination
          -------
          of employment shall be 100% vested in his Account.

     (b) In determining the existence of a Participant's Disability, the Committee may select a physician to examine such Participant and render a medical opinion. The final determination shall be made by the Committee on the basis of the evidence requested and made available.

     (c) If such Participant returns to the employ of the Company, he shall resume his participation as of the date of his return. The Participant's vested interest in that portion of his Account attributable to Service from the date of his last reemployment shall be determined in accordance with the provisions of Article VI, without regard to his prior Disability.


6.03 Upon Death
     ----------

     (a)   Vesting - A Participant who dies prior to termination of employment
           -------
           shall be 100% vested in his Account.

     (b) Upon the death of a Participant, his Beneficiary shall be entitled to 100% of such Participant's vested Account.

     (c)   Beneficiary Designation - Each Participant, upon becoming eligible
           -----------------------
           for participation in the Plan, may designate a primary Beneficiary to receive the benefits payable in the event of his death, may designate a secondary Beneficiary to receive any benefits payable in the event of the death of the primary Beneficiary. If a Participant designates a primary Beneficiary but not a secondary Beneficiary or if any such secondary Beneficiary dies, the Beneficiary last in receipt of or entitled to any benefit shall have the right to designate a successor Beneficiary to receive any benefits payable in the event of his death. In the absence of any such designation, benefits payable upon the death of the last living Beneficiary shall be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee.

           If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will bE limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04 Upon Other Termination of Employment
     ------------------------------------

     (a) Upon a Participant's termination of employment for reasons other than Retirement Disability or death, the following provisions shall be applicable:

          (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Matching, Rollover, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

          (ii) Such Participant's vested interest in his Regular Contribution Account shall, subject to Subsection 6.05(a) of the Plan, be determined in accordance with the following schedule on the basis of such Participant's full Years of Service excluding any Service before the month within which the Participant attained age 18.

                  Number of Years                 Percentage of Account
                  ---------------                 ---------------------

                  Less than  2 full years                   0%
                             2 full years                   40%
                             3 full years                   60%
                             4 full years                   80%
                             5 or more full years           100%

          (iii) The above notwithstanding, prior to July 1, 1994, a Participant's vested interest in his Matching Contribution and Regular Contribution Accounts shall, subject to Subsection 6.05(a) of the Plan, be determined in accordance with the following schedule on the basis of such Participant's full Years of Service excluding any Service before the month within which the Participant attained age 18.


                      Number of Years             Percentage of Account
                      ---------------             ---------------------

             Less than  1 full year                         0%
                        1 full year                         20%
                        2 full years                        40%
                        3 full years                        60%
                        4 full years                        80%
                        5 or more full years                100%


     (b) The vested interest of all Participants with three or more Years of Service as of the later of the adoption date or effective date of any amendment to the vesting schedule, shall be determined on the basis of the provisions of the vesting schedule prior to such amendment to the extent that such schedule provides a greater vested percentage. All other Participants shall be entitled to the vested percentage determined under the schedule in Subsection (a) above, provided that such vested percentage shall not be less than the vested percentage at the time of the change determined on, the basis of the provisions of the vesting schedule prior to such amendment.

     (c)  Forfeitures - The portion of a Participant's Account which is not
          -----------
          vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service, but in no event shall such forfeiture occur earlier than the Valuation Date coincident with or next following the date on which the Participant terminated employment.

          If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the Valuation Date coincident with or next following the date on which such Participant terminated employment.

     (d) That portion of the Participant's Account which is not vested shall be allocated along with the Company's Regular Contribution as described in Section 3.03(d) of the Plan.


     (e) Prior to the effective date of this Subsection, a Participant's vested interest in his Regular Contribution Account shall be determined on the basis of the provisions of the Plan before this restatement.

6.05 Reemployment and Repayment of Benefits
     --------------------------------------

     (a) If a Participant receives a distribution and is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with Subsection 6.04(c) of the Plan will be restored to the Participant's Account if the Participant repays the total amount previously distributed, if any, from Elective Deferral Contribution, Matching Contribution, Regular Contribution, Qualified Matching Contribution and Qualified Nonelective Contribution

          Accounts. Such amounts must be repaid to the Trust Fund in a lump sum within five years from the date such Participant resumes his employment with the Employer.

          If a Participant is deemed to receive a distribution pursuant to Subsection 6.04(c) and is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with such Subsection will be restored to the Participant's Account. The funds required for the restoration of such Account may, as determined by the Committee, be paid by the Company or from forfeitures, Company Regular Contributions, or investment gains of the Trust Fund attributable to the Regular Contribution Accounts of all Participants.

          Such repaid amounts shall be credited to the Participant's Account as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Accounts will be established, if required, to accommodate these objectives. Amounts repaid and restored in accordance with this Subsection will not be treated as annual additions for purposes of Section 4.03 of the Plan.

     (b) Notwithstanding the above, no restoration shall be made to a Participant's Account and no repayment will be permitted with respect to funds accumulated prior to reemployment in the case of

          (i)  any Participant who was fully vested,

          (ii) any Participant who is reemployed after incurring five consecutive Breaks-in-Service,

          (iii) if applicable to this Plan, any Participant who incurred a one year Break-in-Service prior to the Plan Year beginning after December 31, 1984 and reemployment, or

          (iv) if applicable to this Plan, any Participant who did not incur a one year Break-in-Service prior to reemployment by the Plan Year beginning after December 31, 1982 but failed to repay the amount distributed within two years of reemployment.

                                  ARTICLE VII
                                  -----------

                           DISTRIBUTION OF BENEFITS
                           ------------------------


7.01      Claim Procedure For Benefits
          ----------------------------

          (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

          (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and, (ii) advising such Participant or Beneficiary that any appeal of such determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent. issues and basis of claim.

          (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's determination shall be final.

          (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

7.02      Commencement of Benefits
          ------------------------

          The following provisions shall be applicable for determining when distribution of benefits shall be made. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit under proposed Treasury Regulation Section 1.401(a)(9)-2, and shall be construed accordingly:

     (a)  Benefits Less than $3,500 - Unless otherwise provided in Subsection
          -------------------------
          (c), in the event of termination of employment, benefits which total $3,500 or less will commence as soon as administratively feasible following the date on which such Participant's employment with the Employer terminates.

     (b)  Benefits More than $3,500
          -------------------------

          (i) Unless otherwise provided in this Section, in the event of termination of employment, benefits which total more than $3,500 will commence as soon as administratively feasible following the date on which such Participant's employment with the Employer terminates provided that, if the Participant has not attained his Normal Retirement Date, the Participant consents to such distribution within his Election Period.

          (ii) If a Participant does not consent to the distribution at the time specified above and fails to elect deferral in accordance with Subsection (d), benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs.

     (c)  Valuation Date of Distribution - The amount of any benefit payable
          ------------------------------
          will be determined as of the Valuation Date preceding the date such benefit is processed, adjusted to reflect intervening contributions and withdrawals, if applicable, but not investment experience.

     (d)  Adverse Impact on Plan - If the amount of any payment under this
          ----------------------
          Section would adversely affect the Trust Fund by forcing the premature liquidation of assets, such payment may be delayed until the timely and orderly liquidation of investments can be accomplished, but in no event later than the 60th day following the last day of the Plan Year during which occurs the latest of

          (i) the date a Participant attains the earlier of his Normal Retirement Date or age 65;

          (ii) the tenth anniversary of the year during which the Participant commenced participation in the Plan; or

          (iii)  the date the Participant terminates his employment.

          If the amount of any payment under this Section cannot be ascertained by the applicable commencement date, payment shall be made no later than

60 days after the earliest date on which the amount of such payment can be ascertained.


     (e) Participant Deferment of Distribution
         -------------------------------------

          (i) Notwithstanding the above, no consent to a distribution prior to the date the Participant attained or would have attained his Normal Retirement Date shall be valid until after written notification of the right to defer is received by the Participant. The Committee shall provide such written notification of the right to defer any benefit payable no less than 30 days nor more than 90 days before the Annuity Starting Date.

          (ii) A Participant who terminates employment may elect that benefit payments commence at a date later than specified in Subsection
               (b), above, by submitting a signed, written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the April 1 following the calendar year during which the Participant attains age 70 1/2 or such later date as may be promulgated by the Internal Revenue Service.

     (f)  Minimum Distribution Requirement - Distribution of benefits must
          --------------------------------
          commence not later than the April I following the calendar year in which the Participant attains age 70 1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

         The foregoing shall not apply to a Participant

         (i) who attains age 70 1/2 before January 1, 1988 unless such Participant was or becomes a 5% owner, within the meaning of
              Section 416(i)(1)(B)(i) of the Code, at any time during the Plan Year ending with or within the calendar year in which he attains age 66 1/2 or any subsequent Plan Year, or

         (ii) who had made a valid election under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA) to commence his benefits at a later date.

    (g)  If the designated Beneficiary is,

         (i)  Spouse Beneficiary - If the designated Beneficiary is the
               ------------------
               Participant's spouse, such spouse may elect that benefit payments commence at a date later than specified in Subsection (b) by submitting a signed written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than, the latest of (A) December 31 of the calendar year in which the Participant dies, (B) December 31 of the calendar year during which the Participant would have attained age 70 1/2, or (C) such later date as may be promulgated by the Internal Revenue Service.

               If such spouse dies prior to the commencement of benefits, and if the distribution of any death benefit payable to the spouse's Beneficiary is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such spouse's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such spouse's death or such later date as may be promulgated by the Internal Revenue Service.

          (ii) Non-Spouse Beneficiary - If the designated Beneficiary is other
               ----------------------
               than the Participant's spouse, and the death benefit payable is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such Participant's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such Participant's death or such later date as may be promulgated by the Internal Revenue Service.

     (h) If a Participant is in receipt of benefits from the Company's insured long-term disability program, if applicable, payment of the Participant's Elective Deferral Contribution, Matching Contribution, Regular Contribution, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts shall be deferred to the first day of the month in which such Participant is no longer eligible to receive such benefits or, if earlier, the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs, provided the benefits payable under the long-term disability program would otherwise be reduced by the benefits payable under the Plan.

     (i)  Waiver of 30-day Notification Requirement
          -----------------------------------------

          If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.41l(a)-ll(c) of the Income Tax Regulations is given, provided that:

          (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a. distribution (and, if applicable, a particular distribution option), and

          (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

7.03      Method and Form of Payment of Benefits
          --------------------------------------

          The following provisions shall be applicable for determining the method and form of payment of all benefits. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit under proposed Treasury Regulation Section 1.401(a)(9)-2, and shall be construed accordingly:

          (a) (i) Subject to Section 7.02 of the Plan, all benefits will be distributed in a lump sum.

               (ii) If a Participant or Beneficiary dies after Benefit payments have commenced but prior to the receipt of his entire Benefit, the remaining balance of the Benefit shall continue to be paid at least as rapidly as the payments then in effect to the designated Beneficiary of such recipient.

          (b)  Segregation of Deferred Amount - Notwithstanding the provisions
               ------------------------------
          of Article V, when distribution of benefits from the Trust Fund is to be deferred in accordance with Section 7.02, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account. Thereafter, such Participant's Account shall be credited with the interest attributable to such account and the provisions of Article V shall not be applicable.

          (c) Subject to Section 7.02 of the Plan, if a Participant's benefits are required to commence in accordance with Subsection 7.02(e), in lieu of an immediate lump sum distribution, the Participant may elect to have the minimum amount required to be distributed each year under Code Section 401(a)(9) with the remaining balance payable in a lump sum upon termination of employment. Such benefit shall be payable directly from the Trust Fund and shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code Section 401(a)(9).

          In the absence of an election by the Participant, the form of payment shall irrevocably be in either (1) the form of a lump sum or (2) the minimum amount required to be distributed each year under Code Section 401(a)(9)
            payable directly from the Trust Fund with the remaining balance payable in a lump sum upon such Participant's termination of employment and life expectancies shall not be recalculated, as elected by the Committee in a consistent manner.

      (d) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

      (e)   Discharge of Obligations - The distribution of a lump sum payment to
            ------------------------
            the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

7.04  Disposition of Unclaimed Benefits
      ---------------------------------

      In the event that any check or notice with respect to the payment of benefits under the Plan remains outstanding at the expiration of six months from the date of mailing of such check to the last known address of the payee, the Committee shall notify the Trustee to stop payment of all such outstanding checks and to suspend the issuance of any further checks, if any, to such payee. If, during the three-year period (or such other period as specified in the Trust Agreement) from the date of mailing of the first such check or of notice that a benefit is due under the Plan, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, the remaining benefits may be allocated to Participants in the same manner as Matching Contributions in accordance with Section 3.03 of the Plan. In the event the payee is located subsequent to the date the benefits were forfeited, the dollar amount of such benefits shall be restored from Company contributions in accordance with the provisions of
      Article VI.

7.05  Non-Assignability
      -----------------

      No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except with respect to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code and in such other instances and to such extent as may be required by law and except with respect to the debts of Participants to the Trust Fund.

7.06  Substitute Payee
      ----------------

      If a Participant or Beneficiary entitled to receive any benefits hereunder is in his minority or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting any distribution, the Committee may instruct the Trustee to make distributions to his legally appointed guardian.

7.07  Satisfaction of Liability
      -------------------------

      After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.

7.08  Direct Rollover Requirements
      ----------------------------

      (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributes may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributes in a direct rollover.

     (b)   Definitions
           -----------

           (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of' the distributes, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributes or the joint lives (or joint life expectancies) of the distributes and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

           (iii) Distributee: A distributes includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

           (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributees.

                                 ARTICLE VIII
                                 ------------

                          ADMINISTRATION OF THE PLAN
                          --------------------------


8.01   Assignment of Administrative Authority
       --------------------------------------

       The Board of Directors shall appoint a Committee to administer the Plan. The Committee may consist of directors, officers, Employees, or any other individuals, who, upon acceptance of such appointment, shall serve at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising from resignation, death or removal shall be filled by the Board of Directors. In the absence of an appointment of a Committee by the Board of Directors, the Company shall administer the Plan. The Board of Directors shall also appoint the Trustee and may appoint an investment manager.

8.02   Organization and Operation of the Committee
       -------------------------------------------

       (a) The Committee shall act, in carrying out its duties and responsibilities, in the interest of the Participants and Beneficiaries with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

       (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. If there are two or more Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect thereof.

       (c) The Committee may authorize any one or more of its members to execute documents on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of the member or members so designated.

       (d) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Members not so designated, except as provided under

            Subsection 8.06(b) of the Plan, shall be relieved from liability for any act or omission resulting from such delegation.

       (e) The Committee shall endeavor not to engage in any prohibited transactions, as specified in the Employee Retirement Income Security Act of 1974, or any successor act. However, any member of the Committee who is a Participant or Beneficiary shall not be precluded from receiving benefits payable under the Plan.

8.03 Authority and Responsibility
     ----------------------------

     The Committee and its delegates shall have full discretionary authority and responsibility for administration of the Plan. Such authority and responsibility shall include, but shall not be limited to, the following areas.

     (a) Appointment of qualified accountants, consultants, administrators, counsel or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan.

          Any action of the Committee on the basis of advice, opinion, reports, etc. furnished by such qualified accountants, consultants, administrators and counsel shall be the sole responsibility of the Committee.

          Members of the Committee shall not be precluded- from serving the Committee in any other capacity, provided any compensation paid for such services is reasonable.

     (b) Determination of eligibility to participate and all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan including the determination of the validity of any Qualified Domestic Relations Order in accordance with Section 8.09 of the Plan.

     (c) Notification to the Trustee of all benefits payable under the Plan and the manner in which such benefits are to be paid.

     (d)  Adoption of forms and regulations for the administration of the Plan.

     (e) Remedy of any inequity resulting from incorrect information received or communicated, or of administrative error.

     (f) Assurance that its members, the Trustee and other persons who handle funds or other property of the Trust Fund are bonded as required by law.

     (g) Settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

     (h) Direction to the Trustee as to specific investments which, under the terms of the Trust Agreement, may be made only upon written direction of the Committee or which are made in accordance with specific provisions of the Plan, such as annuity or group investment contracts, loans to Participants, or earmarked investments selected by Participants.

     (i)  Action as agent for the service of legal process.

     (j) Communication- regarding the liquidity needs of the Plan so that investment discretion can be exercised to effect specific objectives.

8.04  Records and Reports
      -------------------

      (a) The Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

      (b) The Committee shall make its records available for examination by the Employer, or any Participant or Beneficiary during business hours at the principal place of business of the Company. However, a Participant or Beneficiary may examine only records pertaining exclusively to himself and such other records specified by law.

      (c) The Committee shall make available to any Participant or Beneficiary any material required by law without cost. The Committee may, upon written request by any Participant or Beneficiary, provide copies of such material as it deems appropriate and shall furnish copies of such material required by law. The Participant or Beneficiary may be required to pay the reasonable cost as determined by the Committee of preparing and furnishing such material or the cost as prescribed by law.

8.05  Required Information
      --------------------

      The Company and Participants or Beneficiaries entitled to benefits shall furnish forms, including but not limited to annuity applications, and any information or evidence, as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

8.06  Fiduciary Liability
      -------------------

      (a) A member of the Committee who breaches the responsibilities, obligations, or duties imposed by law shall be liable to the Plan for any losses resulting from such breach.

      (b) A member of the Committee shall be liable for a breach of fiduciary responsibility by another Committee member or Trustee, with respect to the Plan or Trust Fund, under the following circumstances.

          (i) The member knowingly participates in or undertakes to conceal an act or omission of another member of the Committee or Trustee, with knowledge that the act or omission is such a breach.

          (ii) If the member's failure to comply with Subsection 8.02(a) of the Plan has enabled another member or Trustee to commit such a breach.

          (iii) The member has knowledge of such a breach by another member or Trustee and does not make reasonable efforts under the circumstances to remedy the breach.

8.07      Payment of Expenses
          -------------------

          Those members of the Committee who are full-time paid employees of the Company shall serve without compensation. The expenses of the Committee, including reasonable compensation as may be agreed upon in writing between the Company and the Committee for members of the Committee who are not full-time employees of the Company, shall be deemed administrative expenses payable in accordance with Article 111.

8.08      Indemnification
          ---------------

          The Company shall indemnify members of the Committee against personal financial loss resulting from liability incurred in the administration of the Plan, unless such liability and loss were caused by such individual's gross negligence or willful misconduct.

8.09      Qualified Domestic Relations Orders
          -----------------------------------

          (a)  Requirements
               ------------

               (i) A Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Subsections (a) (ii) and (iii) below.

         (ii) A Domestic Relations Order meets the requirements of a QDRO only if the Order clearly specifies

              (A) the name and the last known mailing address (if any) of the Participant and the name and mailing address of each alternate payee covered by the Order;

              (B) the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined;

              (C) the number of payments or period to which such Order applies; and

              (D)  that the Order applies to this Plan.

         (iii) A Domestic Relations Order meets the requirements of a QDRO only if the Order

              (A) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

              (B) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

              (C) does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another Domestic Relations Order previously determined to be a QDRO.

         (iv) In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Subsection (a)(iii)(A), above, solely because the order requires the payment of benefits to an alternate payee

              (A) on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age;

              (B) as if the Participant had retired on the date such payment is to begin under such order; and

              (C) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity. with respect to the alternate payee and his or her subsequent spouse).

         (v) For purposes of Subsection (a)(iv), above, Earliest Retirement Age means the earlier of

              (A) the date on which the Participant is entitled to a distribution under the Plan; or

              (B)  the later of (1) the date the Participant attains age 50 or
                   (2) the earliest date on which the Participant could begin receiving benefits under the Plan if such Participant separated from service.

               Notwithstanding any provision of the Plan to the contrary, for purposes of Subsection (v)(A) above, a distribution to an alternate payee may be made prior to the date on which the Participant is entitled to a distribution under Section 7.02 of the Plan or Article XII, if applicable, if requested by the alternate payee to the extent such distribution is permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under Section 7.02 of the Plan or Article XII, if applicable, nor shall it permit the alternate payee or receive a form of payment not permitted in Section 7.03 of the Plan.

     (b)  Procedures
          ----------

          Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

          (i) The Committee shall promptly notify the Participant, each alternate payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the Order and these QDRO Procedures for determining whether such Order is a QDRO.

          (ii) Once a Domestic Relations Order has been received, the affected Participant will not be permitted to request a withdrawal or a loan from the Plan if the Plan provides for such withdrawal or loan; and no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the alternate payee has been determined, unless the Committee determines the order not to be a QDRO.

           (iii) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Subsection
                  (b)(i), above, of such determination. Such notice shall indicate whether the benefits payable to the alternate payee in accordance with the QDRO are subject to a previously existing QDRO.

           (iv) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the alternate payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO, the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection (b), the Plan's obligation to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to the QDRO.

           (v) In determining the segregated amount in accordance with Subsection (b)(iv), the Participant's vested interest shall be prorated between the Participant and alternate payee and the entire amount of any nonvested interest or any outstanding Plan loans, if applicable, will be credited to the Participant and not taken into consideration in making such determination. Any future contributions or loan repayment, if applicable, will be credited to the Participant and not the alternate payee.

           (vi) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the alternate payee in accordance with such order and Sections 7.02 and 7.03 of the Plan as if the Participant had terminated employment at such time.

           (vii) If benefits are not immediately distributable to the alternate payee, such amount shall be separately accounted for until such time as the distribution is made. Any amount subject to a QDRO will not be available to the Participant under the Plan withdrawal provisions nor will it be available as collateral for a Plan loan, if the Plan provides for either Withdrawals or Loans.

           (viii) The alternate payee shall be treated as a Beneficiary for all purposes of the Plan. If the Plan provides for Participant investment direction, the alternate payee will be eligible for the same investment election option in accordance with
                   Article V as the Participant.

           (ix) Any expense charges related to the administration of the QDRO may be prorated between the Participant and the alternate payee and may be automatically deducted by the Committee from the amount payable.

           The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee
           (i) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections (a)(ii) and (iii) above, and
           (ii) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.

                                  ARTICLE IX
                                  ----------

                           AMENDMENT AND TERMINATION
                           -------------------------


9.01  Amendment
      ---------

      (a) The Plan may be amended or otherwise modified by the Board of Directors, or the Committee to the extent authorized in accordance with Subsection (c), below. Copies of any such amendment or modification shall be sent to the governing body of each participating Company, if any. It shall be deemed each Company consented to such amendment or modification unless its governing body delivers written notice to the contrary to the Board of Directors, the Committee and the Trustee within 30 days of its receipt of such amendment or modification.

      (b)  No amendment or modification shall

           (i) permit any part of the Trust Fund, other than such part as is required to pay taxes, administrative expenses and expenses incurred in effectuating such changes, to be used for or diverted to purposes other than the exclusive benefit of the Participants or Beneficiaries and/or persons entitled to benefits under the Plan or permit any portion of the Trust Fund to revert to or become the property of the Company;

           (ii) have the effect of reducing the Account of any Participant as of the date of such amendment or deprive any Participant or Beneficiary of a benefit accrued and payable; or

           (iii) eliminate any option which constitutes a valuable right available to a Participant with respect to benefits previously accrued to the extent the Participant satisfied, either before or after the amendment, the conditions for the form of payment except as otherwise permitted by applicable law and regulations.

      (c) The Committee may amend or modify the Plan in order to bring the Plan into compliance with applicable law or regulations, provided said amendment or modification does not have a material effect on the estimated cost of maintaining the Plan and does not create a new class of benefits or entitlements.

 9.02 Termination
      -----------

      While the Plan and Trust Fund are intended to be permanent, they may be terminated at the discretion of the Board of Directors. Written notification of such action shall be given to each Company, the Trustee and the Committee. Thereafter, no further contributions shall be made to the Trust Fund.

9.03  Vesting Upon Termination
      ------------------------

      Upon the complete discontinuance of Company contributions or the termination or partial termination of the Plan and Trust Fund, the Account of each affected Participant shall become fully vested and shall not be reduced except

      (a) for adjustments resulting from a valuation in accordance with Article V, which valuation shall also reflect the expenses incurred for administration of the Plan and/or Trust Fund after such discontinuance or termination date, and all expenses incurred in effectuating the complete discontinuance of Company contributions or termination or partial termination of the Plan and Trust Fund, such as the fees and retainers of the Plan's Trustee, accountant, custodian, administrator, consultant, counsel and other specialists if such expenses are not paid by the Company;

      (b) for distributions of benefits by the Trustee to the Participant in accordance with the Plan and at the written direction of the Committee; and

      (c)  as provided in Section 14.01.

9.04  Distribution of Benefits After Termination
      ------------------------------------------

      As soon as administratively feasible, the Trustee, as authorized and directed by the Committee, shall, provided there is no successor defined contribution plan within the meaning of Section 401(k)(10)(A)(i) of the Code, distribute each Account, after adjustment in accordance with Subsection 9.03(a) of the Plan, in a manner consistent with the provisions of Article VII.

                                   ARTICLE X
                                   ---------

                            PARTICIPATING COMPANIES
                            -----------------------


10.01  Adoption by Other Entities
       --------------------------

       Any corporation or other business entity may, by resolution of its own governing body, and with the approval of the Board of Directors, adopt the Plan and thereby become a Company. Notwithstanding the adoption of the Plan by other entities, the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

10.02  Alternative Provisions
       ----------------------

       No Company may adopt alternative provisions as to itself or its Employees.

       Upon request of the governing body of a Company, the Board of Directors may amend the Plan with respect to the Employees of such Company provided that any change will only apply if any inequity resulting from such changed Plan provisions is not found to be discriminatory on behalf of Highly Compensated Employees.

10.03  Right to Withdraw (Plan Spinoff)
       --------------------------------

       Each Company having adopted the Plan shall have the right as of the last day of any month to withdraw from the Plan and/or Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective. The date specified in such written notice shall be deemed a Valuation Date.

10.04  Procedure Upon Withdrawal
       -------------------------

      (a) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of Participants employed solely by such Company.

            As soon as administratively feasible the Trustee shall transfer the segregated assets to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

      (b) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a resolution to terminate its participation in the Plan and to distribute assets to its Employees who are Participants, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of the Participants who are employed solely by such Company, and the termination provisions of Sections 9.03 and 9.04 of the Plan shall apply with respect to such segregated assets.

                                  ARTICLE XI
                                  ----------

                             TOP-HEAVY PROVISIONS
                             --------------------


11.01  Definition of Top-Heavy and Super Top-Heavy
       -------------------------------------------

     (a) The Plan will be Top-Heavy for a Plan Year if, as of the final Valuation Date of the preceding Plan Year (or the final Valuation Date of the current Plan Year, if such year is the first Plan Year), hereinafter referred to as the Determination Date,

           (i) the aggregate value of the Accounts of all Participants who are Key Employees (as defined in Section 11.02 of the Plan) exceeds 60% of the aggregate value of such Accounts of all Participants and the Plan cannot be aggregated with any other plans which would result in the formation of a non-Top-Heavy aggregation group of plans; or

           (ii) the Plan is required to be part of an aggregation group of plans and the aggregation group is Top-Heavy. The group will be deemed Top-Heavy if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to Key Employees exceeds 60% of such values attributable to all members of the aggregated plans. Such benefit values and accounts shall be aggregated using the Determination Dates of the individual plans which fall within the same calendar year.

          For purposes of this Section, aggregation group means all plans, including terminated plans, maintained by the Employer if maintained within the last five years ending on the Determination Date, in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or Section 410 of the Code, as well as all other plans maintained by the Employer, provided that inclusion of such other plans in the aggregation group would not prevent the group of plans from continuing to meet the requirements of such applicable Sections of the Code.

     (b) The Plan will be Super Top-Heavy for a Plan Year if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to all Participants who are Key Employees exceeds 90% of such values attributable to all Participants in lieu of 60% as stated in Subsection (a), above.

     (c) For purposes of determining the aggregate value of the benefit values and accounts under this Section, distributions, other than rollovers or direct transfers to another qualified plan maintained by the Employer or rollovers or direct transfers not initiated by the Participant, made during the five-year period ending on the Determination Date of the plan from which such distributions were made, shall be included to the extent such distributions are not otherwise reflected in the value of any accrued benefit under a defined benefit plan as determined with respect to such plan's Determination Date. Such aggregate value shall not include any (i) assets rolled over or transferred at the initiation of the Participant directly from a qualified plan maintained by a business entity other than an Employer to the Plan, after December 31, 1983, (ii) amounts attributable to former Key Employees, (iii) amounts attributable to Participants not employed during such five-year period, or (iv) amounts attributable to deductible employee contributions under former
          Section 219(e)(2) of the Code.

          A Participant's accounts under any defined contribution plan as of any Determination Date, other than the Determination Date which falls within the first Plan Year, shall not include any Employer contributions due and not yet paid as of the Determination Date, if the plan under which the account is maintained is not subject to
          Section 412 of the Code.

          Accrued benefit values under defined benefit plans aggregated with this Plan shall be determined, subject to the rules set forth in
          Section 416(g)(4)(F)(ii) of the Code, as of the dates of the most recent valuations preceding or coincident with such defined benefit plans' Determination Dates, in accordance with the interest and mortality rate assumptions specified in such defined benefit plans for this purpose or, if not specified, shall be determined using an interest rate of 5% and mortality rates in accordance with Group Annuity Mortality Table for 1951 (Projection 'C' to 1970, set back five years for females). Such accrued benefit values shall be determined under the method of accrual used for all plans of the Employer or, if such method is not identical, as if such benefit accrued under the fractional rule as described in Section 41 1
          (b)(1)(C) of the Code.

11.02  Definition of Key Employee
       --------------------------

      An Employee or a former Employee will be considered to be a Key Employee for a Plan Year if, at any time during the Plan Year or the preceding four Plan Years, he is an officer of the Employer earning more than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code; one of the 10 employees owning the largest interests (minimum 1/2%) in the Employer earning more than the maximum dollar limitation under Section 415(c)(1)(A) of the Code; a 5% owner; or a 1% owner whose compensation exceeds $150,000. This definition of Key Employee shall be governed by
      Section 416 of the Code
      and Regulations thereunder. For purposes of this definition, but only to the extent required by law, a Key Employee's Beneficiary shall be treated as a Key Employee, and ownership percentages shall be determined without regard to aggregation of entities under common control within the meaning of Sections 414(b), (c) and (m) of the Code. In no event shall more than 50 employees (or, if less, the greater of three employees or 10 percent of the employees) be deemed officers for purposes of this definition.

11.03  Allocation of Contributions and Forfeitures
       -------------------------------------------

     (a) To the extent that the allocations provided under Article III of the Plan satisfies the minimum percentage specified in Subsection (b) below, the allocation procedures under said Article III of the Plan shall govern in lieu of those provided for in this Article.

     (b) Unless otherwise provided, in this Section, for any Plan Year in which the Plan is determined to be Top-Heavy the Company contribution shall be allocated to non Key Employee Participants in the employ of the Company on the last business day of that Plan Year and to those other Participants eligible to share in accordance with Article III of the Plan in proportion to their Compensation up to 3%, provided that the amount allocated to any such non Key Employee in the employ of the Company on the last business day of the Plan Year shall not be less than an amount which, in combination with all other such amounts allocated to him under all other defined contribution plans maintained by the Employer, is equal to the lesser of

           (i)  3% of the Participant's Compensation or

           (ii) the highest percentage of Compensation (net of amounts contributed under a qualified salary reduction or similar arrangement) at which contributions (including Employer Matching Contributions and forfeitures) are allocated for the Plan Year under the Plan and under any other defined contribution plan required to be aggregated with the Plan on behalf of any Key Employee, times the Participant's Compensation.

    (c) To the extent the amount to be allocated exceeds the amount above, the remaining balance shall be allocated to those Participants eligible to share in accordance with Article III of the Plan, in proportion to Compensation (excluding any amount paid by the Employer which is not paid by the Company) in excess of up to 3% of such Compensation.

    (d) If any Participant is also covered by a defined benefit plan or plans maintained by the Employer, then for each year the Plan is determined to be Top-Heavy, 5% will be substituted in lieu of the 3% minimum allocation under Subsection (b)(i) and Subsection (c) for such Participant and Subsection (b)(ii) shall not be applicable, unless the Participant receives the Top-Heavy defined benefit minimum under the defined benefit plan or plans in accordance with Section 416(c)(1) of the Code, notwithstanding any offset attributable to defined contribution account balances, in which event no minimum contribution will be required under the Plan.

    (e) For purposes of this section, only benefits derived from Employer contributions under the Plan, or any other defined contribution plan or plans are to be taken into account to determine whether the minimum Employer contribution or benefit has been satisfied, excluding matching contributions and any contributions attributable to a salary reduction or similar arrangement, but including contributions as defined in Treasury Regulation 1.401(k)-1(g)(7). Such salary reduction contributions will be taken into account to determine the Employer contribution made on behalf of any Key Employee under subsection 11.03(b)(ii), but not to determine whether the minimum Employer contribution or benefit has been satisfied.

    (f) For purposes of this Section only, Participant shall also include any Participant who did not meet the 1,000 Hours of Employment requirement, if applicable, necessary to share in the Company's Regular contributions.

    (g) An Eligible Employee who has not met the 1,000 Hours of Employment requirement, if applicable, for eligibility in accordance with Article 11 of the Plan, shall not be considered a Participant for purposes of this Section.

    (h) An employee of a business entity which has not adopted the Plan shall not be considered a Participant for purposes of this Section unless also employed by the Company.

    (i) An Eligible Employee who becomes a Participant by virtue of the acceptance of a rollover contribution or a transfer of assets in accordance with Article III of the Plan but who is not otherwise eligible in accordance with Section 2.01, shall not be entitled to share in any Company contribution allocated in accordance with this Article.

11.04  Minimum Vesting
       ---------------

       (a) The following vesting schedule shall be substituted for the vesting schedule under Subsection 6.04(a) as of the first day of the first Plan Year the Plan is determined to be Top-Heavy for persons not under the jurisdiction of a collective bargaining unit.

11.05  Adjustments to Vesting Schedule
       -------------------------------

       Since the vesting provision in Article VI complies with Internal Revenue Code Section 416, the vesting provision in Article VI shall remain the same in any Top-Heavy Plan Year.

11.06  Limitation of Allocations
       -------------------------

       For any Plan Year in which the Plan is determined to be Top-Heavy or Super Top-Heavy, the reference to "1.25" in Subsection 4.03(c)(ii)(B)(1) will be changed to read "1.0".

                                  ARTICLE XII
                                  -----------

                     WITHDRAWAL OF FUNDS DURING EMPLOYMENT
                     -------------------------------------


12.01  Withdrawals from Elective Deferral Contribution Account
       -------------------------------------------------------

       (a) Subject to the General Withdrawal Rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account provided (i) he has attained age 59 1/2 or (ii) such withdrawal meets the Financial Hardship Rules below.

       (b) Effective for Plan Years beginning after December 31, 1988, the amount of any Financial Hardship Withdrawal shall be limited to the sum of the Participant's Elective Deferral Contributions plus the income credited on such Contributions as of the last Valuation Date in 1988.

12.02  Withdrawals from Matching Contribution, Additional Matching Contribution
       ------------------------------------------------------------------------
       and Rollover Accounts
       ---------------------

       Subject to the General Withdrawal Rules below, a Participant may withdraw up to 100% of the vested portion of his Matching Contribution, Additional Matching, and/or Rollover Accounts provided (i) he has attained age
       59 1/2 or (ii) such withdrawal meets the Financial Hardship Rules below.

12.03  Withdrawals from Regular Contribution Account
       ---------------------------------------------

       Subject to the General Withdrawal Rules below, a Participant may elect to withdraw up to 100% of his Regular Contribution Account provided he has attained age 59 1/2.

12.04  Withdrawals from Qualified Matching Contribution and Qualified
       --------------------------------------------------------------
       Nonelective Contribution Accounts
       ---------------------------------

       Subject to the General Withdrawal Rules below, a Participant may withdraw up to 100% of his Qualified Matching Contribution and/or Qualified Nonelective Contribution Accounts provided (i) he has attained age
       59 1/2 or (ii) such withdrawal meets the Financial Hardship Rules below.

12.05  Financial Hardship Rules
       ------------------------

       (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need, including income taxes and penalties, if applicable.

       (b) The following needs shall be recognized as immediate and heavy financial needs:

            (i) medical expenses, as described in Section 213(d) of the Code, previously incur-red by the Participant, the Participant's spouse or the Participant's dependents, or funds necessary for these persons to obtain medical care described in Section 213(d) of the Code,

            (ii)   purchase of a principal residence for the Participant,

            (iii) tuition payments and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents,

            (iv) the need to prevent eviction from or foreclosure on the mortgage of the Participant's principal residence,

            (v) any other financial need as may be promulgated by the Internal Revenue Service, and

            (vi) any other financial stress the satisfaction of which is necessary for the safety, well-being, livelihood or health of the Participant or his immediate family.

       (c)  The following requirements will be applicable:

            (i) The Participant must have obtained all other distributions and loans available under all plans maintained by the Employer.

            (ii) Elective Deferral Contributions and any other Employee contributions under all plans maintained by the Employer will be suspended for 12 months following the receipt of the Financial Hardship withdrawal. The Participant's Elective Deferral Contributions under Section 3.01 will be resumed following the Participant's election for resumption.

            (iii) The limitation of Section 4.01 which is imposed on a
                  Participant's Elective Deferral Contributions for the calendar year immediately following the calendar year of the Financial Hardship withdrawal will be reduced by the amount of such contributions and/or deferrals for the calendar year of such withdrawal.

       (d) A Financial Hardship withdrawal from a Participant's Elective Deferral Contribution Account will be available only after the total amount available from all other Accounts has been withdrawn. The amount of such Financial Hardship withdrawal may not exceed the amount required to meet the specified need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

12.06  General Withdrawal Rules
       ------------------------

       Any withdrawal shall be subject to the following requirements:

       (a) Only one withdrawal will be permitted during any Plan Year.

       (b) A written request for a withdrawal must be submitted to the Committee at least 30 days prior to the requested date of withdrawal.

       (c) If a loan is outstanding at the time a withdrawal is requested, such withdrawal shall be permitted only to the extent that the remaining vested Account balance under the Plan will be at least 100% of the outstanding loan balance as of the date of the withdrawal.

                                 ARTICLE XIII
                                 ------------

                                     LOANS
                                     -----


13.01  Amount of Loans and Terms of Repayment
       --------------------------------------

       The Committee shall promulgate any additional specific rules and regulations governing all aspects of this Article as it deems necessary. The following general rules shall serve as the basis for any specific rules and regulations:

      (a)  Application for Loan - Upon written application on forms provided by
           --------------------
           the Committee, the Committee may grant a loan to a Participant, except shareholders or owner employees as referred to in Section 4975(d) of the Code.

      (b)  Minimum Loan - The minimum amount-of any loan shall be $1,000.
           ------------

      (c)  Maximum Loan - In no event shall a loan exceed the lesser of
           ------------

            (i) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the date on which any new loan is to be granted, or

            (ii) 50% of the amount to which the Participant is vested under this
                 Plan on the date the loan is granted.

      (d) Each loan granted to a Participant must be repaid in full before any subsequent loan is granted to such Participant.

      (e) All loans issued under this Article shall be considered investments of the Account of the Participant to whom the loan is granted and shall be charged to the investment funds as designated by the Participant.

            Interest shall be charged thereon at a rate equal to the prime lending rate, as stated in The Wall Street Journal as of the date the loan is granted, plus 1%.

      (f) Each loan shall be secured by the assignment of not more than 50% of the Participant's vested Account balance under this Plan on the date the loan is granted, a promissory note executed by the Participant and such additional collateral as the Committee shall require to assure repayment of the loan and all interest payable thereon.

     (g)    Repayment - Each loan shall be repaid by the Participant either
            ---------
            through payroll deductions or in such other manner as the Committee shall determine, provided such payment schedule does not permit payment less frequently than quarterly. All payment schedules shall be calculated to amortize principal and interest in level payments over the period of the loan as agreed to by the Committee and the Participant not to exceed five years from the date of such loan. Notwithstanding the foregoing, in the event a loan is approved for the purchase of a principal residence, the five-year repayment requirement will not be applicable.

            Principal and interest payments shall be credited to the Account of the Participant to whom the loan is granted and shall be invested in accordance with the Participant's current investment election.

      (h)   Default - If a Participant should fail to make a payment when due,
            -------
            the entire unpaid balance of the loan shall be in default and the Committee shall take any one or more of the following steps, as it deems necessary, to secure repayment of such loan:

           (i) Deduct the amount of the outstanding indebtedness from the Participant's Account, to the extent permitted and available under law and in accordance with the terms of the Plan. Such deduction will not occur until a distributable event occurs under the terms of the Plan.

           (ii) Instruct the Trustee to sell any property held as collateral for such loan.

           (iii)  Take such other steps as may be required.

     (i)    Spouse Consent - Each loan will require that within the 90-day
            --------------
            period before the granting of the loan, the Participant and, if married, his spouse, consent to such loan in writing, and acknowledge the reduction in the Participant's Account in the event the loan is in default.

     (j)    Any Participant who is a "party in interest" as defined in ERISA
            Section 3(14) and who ceases to be an active Eligible Employee may be eligible to borrow from the Plan under terms and conditions reflecting valid differences between active Participants and other Participants which would be considered in a normal commercial setting, such as the unavailability of payroll deductions for repayment. In no event will loans be unreasonably withheld from any eligible applicant.

                                  ARTICLE XIV
                                  -----------

                              GENERAL PROVISIONS
                              ------------------


14.01  Exclusiveness of Benefits
       -------------------------

       The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Company nor shall such Trust Fund ever be used other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided in Sections 3.10 and 9.03, if applicable, and Subsection 4.03(d) of the Plan provided, however, that contributions made by the Company by mistake of fact or which are not deductible under Section 404 of the Code, may be returned to the Company within one year of the mistaken payment of the contribution or the date of disallowance of the deduction, as the case may be. All contributions made by the Company shall be conditional upon their deductibility under Section 404 of the Code. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.


14.02  Limitation of Rights
       --------------------

       Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the purchase of any policy, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Committee, or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Committee or the Company in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Company the right to be retained in the service of the Company and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

14.03  Limitation of Liability and Legal Actions
       -----------------------------------------

       In any action or proceeding involving the Trust Fund, or any part thereof, or the administration thereof, the Company, the Committee, and the Trustee shall be the only necessary parties. Any final judgment entered in any such action or proceeding, which is not appealed or appealable, shall be binding and conclusive on the parties thereto, and all persons having or claiming to have an interest in the Trust Fund or under the Plan.

14.04  Construction of Agreement
       -------------------------

       The Plan shall be construed according to the laws of the State in which the Company named under Article I has its principal place of business, and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State except where pre-emptied by Federal law.

14.05  Title to Assets
       ---------------

       No Participant, Beneficiary or any other person shall have any legal or equitable right or interest in the funds set aside by the Company, or otherwise received or held under the Plan, or in any assets of the Trust Fund, except as expressly provided in the Plan, and no Participant, Beneficiary or any other person shall be deemed to possess a right to any assets except as herein provided.

14.06  Severability
       ------------

       Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

14.07  Titles and Headings
       -------------------

       The titles and headings of the Sections in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

14.08  Counterparts as Original
       ------------------------

       The Plan has been prepared in counterparts, each of which so prepared shall be construed an original.

14.09  Merger of Plans
       ---------------

       Upon the merger or consolidation of any other plan with this Plan or the transfer of assets or liabilities from this Plan to any other plan, all participants of this Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferee plan had then been terminated) at least equal to the benefit they would have been entitled to immediately prior to such merger, consolidation or transfer (if the Plan had then terminated).

        at least equal to the benefit they would have b een entitled to immediately prior to such merger, consolidation or tansfer (if Plan had then terminated).


14.10   Special Rules with Respect to Owner-Employees
        ---------------------------------------------

        If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this Plan and all other trades and businesses.

        If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

        If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

        For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

        (a)  own the entire interest in an unincorporated trade or business, or

        (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

      For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

      TO RECORD the adoption of this Plan, the Employer has caused its authorized officer to affix its corporate name and seal hereto this_____day of________________, 1995.



      Attest:                       ASTROPOWER, INC.


      _________________________     By:____________________(SEAL)
              Secretary                      President

                                   AMENDMENT
                                    TO THE
                     ASTROPOWER, INC. 401(k) SAVINGS PLAN

The AstroPower, Inc. 401(k) Savings Plan the ("Plan"), be and it is hereby amended effective as of January 1, 1998 as set forth hereafter:

1.   A new Section 1.30 is added to the Plan as follows:

     1.30 "Company Stock"

     Common stock issued by the Employer which is readily tradable on a national or generally recognized securities market.

2. Subsection 3.03(a) is amended by deleting the first paragraph and substituting the following in its place:

     3.03 (a) Matching Contributions -- Such amount as the Company shall
              ----------------------
     determine for each Plan Year and as evidenced by a Company Resolution. The Matching Contribution amount shall be equal to a designated percentage rate of each Participant's Elective Deferral Contributions with respect to Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02. Such Matching Contributions may be made in the form of cash or Company Stock or any combination thereof, as determined by the Employer in its sole discretion, and shall be allocated to Participants who are in the employ of the Company on the last business day of such Plan Year. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c) of the Plan.

3. Subsection 3.03(b) is amended by deleting the first paragraph and substituting the following in its place:

     3.03 (b) Additional Matching Contributions -- For any Plan Year, the
              ---------------------------------
     Company may contribute Additional Matching Contributions as it shall determine. Additional Matching Contributions may be contributed in the form of cash or Company Stock or any combination thereof, as determined by the Employer in its sole discretion, and shall be allocated to Participants who are in the employ of the Company on the last business day of such Plan Year, in the same proportion that the Elective Deferral Contributions of each Participant for such Plan Year bear to the aggregate Elective Deferral Contributions of all Participants for such Plan Year.

4. Subsection 5.02(c) is deleted in its entirety and the following is substituted in its place:

     (c) In the absence of an investment direction from any Participant, the Committee shall retain complete discretion with respect to the investment of such Participant's Account, except that the Committee shall not invest any Participant's Account in Company Stock except as otherwise required under Subsections 3.03(a) or (b) hereof.

5.   A new Subsection 5.02(f) is added as follows:

     5.02 (f) Any Company Stock that is contributed to the Plan as a Matching Contribution or as an Additional Matching Contribution shall remain in the form of Company Stock until the Participant directs the Trustee otherwise in accordance with this Section 5.02.

6.   Section 5.04 is amended by adding a new subsection (c) as follows:

     (c) Company Stock shall be valued at its trading price as of the close of the trading day on the date such shares are acquired or liquidated by the Trustee.

7. Subsection 7.03(d) is deleted and the following is substituted in its place:

     7.03(d) Any benefits payable under this Article may be made in cash, securities, or such other assets of the Trust as the Committee may direct, except that Company Stock may not be distributed to any Participant or Beneficiary.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 30th day of October, 1998.


                                         ASTROPOWER, INC.

                                         By: /s/ Thomas J. Stiner
                                            ----------------------
                                            Vice President

        ATTEST

/s/ Robert B. Hall
---------------------
Assistant Secretary